Leases	3 Months Ended
Mar. 31, 2023
Leases [Abstract]
Leases

Note 14. Leases

Other than the items discussed below, there have been no significant changes regarding the Companies’ leases as described in Note 15 to the Consolidated Financial Statements in the Companies’ Annual Report on Form 10-K for the year ended December 31, 2022.

Dominion Energy’s Consolidated Statements of Income include $5 million and $4 million for the three months ended March 31, 2023 and 2022, respectively, of rental revenue included in operating revenue. Dominion Energy’s Consolidated Statements of Income include $1 million and $9 million for the three months ended March 31, 2023 and 2022, respectively, of depreciation expense included in depreciation, depletion and amortization related to facilities subject to power purchase agreements under which Dominion Energy is the lessor.